Consent of Austin M. O'Toole

     The consent of AUSTIN M. O'TOOLE, Esq., Senior Vice President and Secretary of The Coastal Corporation, is contained in his opinion filed as Exhibit 5 to this Registration Statement.


                                                                    FORM S-8/ 91